Principal Life Insurance Company

Supplement dated September 29, 2015,
to the Statutory Prospectus dated May 1, 2015 for:

Principal Investment Plus Variable Annuity
(FOR APPLICATIONS SIGNED BEFORE AUGUST 1, 2013)

This supplement updates information contained in the Statutory Prospectus for the variable annuity insurance product referenced above. Please retain this supplement for future reference.

SEPARATE ACCOUNT INVESTMENT OPTIONS (Current page 2 of Statutory Prospectus)

On or about November 6, 2015, replace the Neuberger Berman AMT Small-Cap Growth Portfolio with the following:

Neuberger Berman AMT Mid Cap Growth Portfolio - S Class(5)

(5) The Neuberger Berman AMT Mid Cap Growth Portfolio is not available to customers with an application signature date on or after May 18, 2013.

12. TABLE OF SEPARATE ACCOUNT DIVISIONS

On or about November 6, 2015, replace the information for the Neuberger Berman AMT Small Cap Growth Division with the following:

Neuberger Berman AMT Mid Cap Growth Division (not available to investors with an application signature dated on or after 05/18/2013)

Invests in:        Neuberger Berman AMT Mid Cap Growth Portfolio - S Class

Investment Advisor:	Neuberger Berman through a sub-advisory agreement with Neuberger Berman Management LLC

Investment Objective:	Seeks growth of capital.